SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               January 24, 2006
                               ----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                            G/O INTERNATIONAL, INC.
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

       Colorado                    000-24688                 76-0025986
       --------                    ---------                 ----------
   (State or other           (Commission File No.)    (IRS Employer I.D. No.)
    Jurisdiction)

                                18205 Burkhardt
                             Tomball, Texas 77377
                             --------------------
                   (Address of Principal Executive Offices)

                                (713) 827-0588
                                --------------
                         Registrant's Telephone Number

                                     N/A
                         ----------------------------
         (Former Name or Former Address if changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

Election of Directors and Executive Officers.
---------------------------------------------

     On January 24, 2006, Jack L. Burns, the President, Treasurer and a director of G/O International, Inc., a Colorado corporation (the "Company"), announced his intention to resign as President, Treasurer and a director. Mr. Burns' resignation did not involve any disagreement with the Company's management and was for personal reasons only. The Company has appointed Mr. Brian E. Rodriguez to fill the vacancies created by Mr. Burns' resignation, and Mr. Rodriguez has agreed to serve in these capacities.

     As an inducement to Mr. Rodriguez to serve as a director and an officer, the Company has agreed to indemnify and to advance expenses and costs incurred by him in connection with any claims, suits or proceedings to which he may be included by reason of his service, to the fullest extent permitted by law.

     (c) Effective on January 24, 2006, and by resolution of the Board of Directors, Brian E. Rodriguez became the President, Treasurer and a director.

     The following delineates certain information about Mr. Rodriguez:

                                                Date of             Date of
                       Positions              Election or        Termination
Name                   Held                   Designation       or Resignation
----                   ---------              -----------       --------------
Brian E. Rodriguez     President, Treasurer   01/24/06          *
                       and Director

          * This person presently serves in the capacity indicated opposite his name.

Term of Office.
---------------

     The term of office of the current directors continues until the annual meeting of stockholders, which has been scheduled by the Board of Directors to be held in May of each year. The annual meeting of the Board of Directors immediately follows the annual meeting of stockholders, at which officers for the coming year are elected.

Business Experience.
--------------------

     The following is a summary of the recent business experience of Mr.
Rodriguez: Mr. Rodriguez has 10 years of experience in capital markets, corporate finance and the technology sector. Most recently, Mr. Rodriguez has served as an accounting and finance consultant for Jefferson Wells from October 2004 to the present. From March 2002 to October, 2005, Mr. Rodriguez served as controller and then Director of Finance for JP Mobile, Inc., a privately held wireless software company based in Dallas. Mr. Rodriguez served as controller for ChipData Incorporated from March, 2001 to March, 2002. Prior to that, Mr. Rodriguez was a consultant with Parson Consulting Firm from April, 1999 to March, 2001; and has been a Certified Public Accountant in the State of Texas since 1995.




Legal Proceedings.
------------------

     During the last five years, Mr. Rodriguez has not been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was, or is, subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities law or finding any violation of such laws or is involved in any other legal proceeding which is required to be disclosed under Item 401(f) of Regulation SB promulgated by the Securities and Exchange Commission. He is also not involved in any material legal proceeding involving the Company or in any action with an interest adverse to the Company.

Audit Committee Financial Expert.
---------------------------------

     The Company does not have an audit committee or an audit committee financial expert. Thus, the Company's common stock may not be listed on any national securities exchange or by any national securities association. This will limit the ability of the Company's shareholders to sell their shares in these markets.

Transactions.
-------------

     Except as indicated herein, there have been no transactions between the Company and Mr. Rodriguez during the last two calendar years ended December 31, 2005, and 2004, or to the date hereof.


Item 8.01.  Other Events.

     We issued a Press Release regarding the above resignation, a copy of which is included as Exhibit 99.1 to this Current Report.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.    Description

99.1 Press Release regarding the resignation of Jack L. Burns and appointment of Brian E. Rodriquez

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        G/O INTERNATIONAL, INC.


Date: 01/26/06                          /s/ Brian E. Rodriguez
      --------------                    ------------------------
                                        Brian E. Rodriguez
                                        President, Treasurer and Director




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Exhibit 99.1

                     G/O International, Inc.
                         January 24, 2006




G/O International, Inc., (OTC BB "GOII") today announced the resignation of its Director, President and Treasurer, Mr. Jack L. Burns. Mr. Burns cited illness as the reason for his resignation. The vacancy created by Mr. Burns' resignation is being filled by Mr. Brian E. Rodriguez of Richardson, Texas.


Mr. Rodriguez has served as an accounting and finance consultant for Jefferson Wells from October 2004 to the present. From March 2002 to October, 2004, Mr. Rodriguez served as controller and then director of Finance for JP Mobile Inc., a privately held wireless software company based in Dallas. Mr. Rodriguez served as controller for ChipData Incorporated from March, 2001 to March, 2002. Prior to that Mr. Rodriguez was a consultant with Parson Consulting from April 1999 to March 2001. Mr. Rodriguez has been a Certified Public Accountant in the State of Texas since May 1995. Mr. Rodriguez began his career in the Business Assurance practice of Cooper & Lybrand in Dallas, Texas. Mr. Rodriguez holds a B.B.A. from Texas A&M University.

In connection with the appointment of Mr. Rodriquez as a director and officer of the Company, the Company executed and delivered the Indemnification Agreement attached hereto.

In addition, the Company has changed its mailing address to 18205 Burkhardt, Tomball, Texas 77377.

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